Exhibit 10.67



[GRAPHIC OMITTED] GE Healthcare Financial Services
                                                Internal Contract Ref. # 8528105
                                                Internal Order Ref. # 861404512

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                               EQUIPMENT SCHEDULE
                             DATED AS OF 06/24/2003
                        TO MASTER LEASE AGREEMENT (QUASI)
                             DATED AS OF 06/24/2003

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      This Schedule is executed pursuant to, and incorporates by reference the terms and conditions of the Master Lease Agreement identified above ("Agreement," said Agreement and this Schedule being collectively referred to as "Lease"). Except as provided herein, capitalized terms not defined herein shall have the meanings assigned to them in the Agreement. This Schedule constitutes a separate instrument of lease.

1. EQUIPMENT: Subject to the terms and conditions of the Lease, Lessor agrees to lease to Lessee the Equipment described below (the "Equipment").

-----------------------------------------------------------------------------------------------------------------------------
    Number                                              Supplier/                 Lessor's        Model, VIN #, Unit # and/or
   of Units                  Site                      Manufacturer           Capitalized Cost         Type Of Equipment
-----------------------------------------------------------------------------------------------------------------------------
1                P.E.T. Management of Queens   JRT Associates                $24,083.00          Queens Hot Lab
                 LLC                           5 Nepperhan Avenue, Suite 2B
                 102-02 Queens Blvd.           Elmsford, NY 10523
                 Forest Hills, NY 11375
-----------------------------------------------------------------------------------------------------------------------------

2.    TERMS AND RENTALS:

      A. Term of Schedule: 84 months. The term of this Schedule will commence on the Lease Commencement Date specified in the "Lease, Term and Rent Payments" section of the Agreement and continue for the term specified immediately above, subject to and in accordance with the terms and conditions of this Schedule.

      B. Advance Rental: $416.80. Lessee's payment of the Advance Rental is required upon or before Lessee's execution and return of this Schedule to Lessor. Subject to payments made or incurred by Lessor, Lessor will refund the Advance Rental if this Schedule is terminated in writing before any part of the Equipment is delivered to the site (i) by Lessor or Lessee as a direct result of the other's breach of a material term or condition of this Schedule or (ii) by mutual agreement. Lessor will apply the Advance Rental to Lessee's Monthly Rental obligation under this Schedule to Month 4.

      C. Monthly Rental: 3 Months @ $0.00; 6 Months @ $200.49; 75 Months @ $402.57, plus all applicable taxes. All payments will be in arrears. In states assessing sales and use tax, your Monthly Rentals will be adjusted to include the applicable sales and use tax at the same rate that was used to calculate your Monthly Rentals under this Agreement. Lessee's payment of Monthly Rentals to Lessor will be in accordance with the "Lease, Term and Rent Payments" section of the Agreement. The interest rate with respect to this Schedule will be established on the Lease Commencement Date. The interest rate will be equal to 7.34% per annum plus or minus, as applicable, the number of points that the yield on 7 Year Interest Rate Swaps on the Lease Commencement Date is above or below 3.14%, which was established based on the 7 Year Interest Rate Swaps as of the week ending 6/6/2003. The interest rate shall be calculated on the basis of a 365-day year and will be charged for each calendar day on which any principal of the financed Equipment cost is outstanding.

3.    AUTODRAFTING:

      A. Lessee hereby authorizes Lessor to initiate debit entries for Lessee's payment of the charges which are due periodically under this Schedule and any service contracts relating to the Equipment and the financial institution indicated below to debit with the amounts thereof the account listed below.


Financial Institution Name:
                             --------------------------------------
Financial Institution
Address:
                         ------------------------------------------
City:                              State:        Zip:
       ---------------------------       -------     --------------

      B. The following information can be provided from Lessee's check so please attach a copy of a voided check:


Account Name:
                --------------------------------------------------
Nine-digit Financial Institution ID Number:
                                             ---------------------
Your Financial Institution Account Number:
                                            ----------------------

      C. Lessee further authorizes Lessor to adjust the dollar amount transferred from Lessee's account to correspond to periodic changes in the payment due, if any, under the terms of this Schedule.

      D. Lessee hereby authorizes Lessor to automatically debit all current or past due property taxes (if applicable).

      E.   Rules and Regulations

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

           (i) Lessee understands that due to the difference in timing between the Lease Commencement Date and the booking of this Schedule, the initial debit may be for more then one periodic charge but will not be more than the actual total monthly amounts due at that time.
          (ii) Failure to have adequate funds in Lessee's account shall constitute an event of default under this Schedule.
         (iii) Lessee understands that it will continue to receive an invoice each month as notification of the amount to be debited from its account.
          (iv) Lessee must provide Lessor with written notice at least 30 days in advance of Lessee's intent to revoke, terminate or modify this authorization of the information contained herein. In the event Lessee revokes or terminates this authorization, Lessee must remit its periodic charges directly to Lessor at the address specified in the Agreement. Failure to pay the periodic charges on or before the due date shall constitute an event of default under this Schedule.
           (v) If a deduction is made in error, Lessee has the right to be immediately refunded by Lessor for the amount of the erroneous deduction provided that Lessee provides written notification of the erroneous deduction within 15 days after its account statement is issued or 45 days after the monies are paid to Lessor.

4.    PURCHASE OPTION:

      A. Provided this Schedule has not already been terminated and Lessee is not in default under this Schedule or any other agreement between Lessee and Lessor, Lessee may, by written notice to Lessor, at least 30 but not more than 90 days before the expiration of the Term, irrevocably elect to purchase all (but not less than all) of the Equipment for the Equipment Option Price set forth below:

      $101.00 plus all applicable taxes  (the "Equipment Option Price")

      B. Lessor and Lessee agree that if Lessee acquires any upgrade to or non-serverable improvement of the Equipment and/or any Licensed Software which increases it productivity or value, then Lessor will adjust the Equipment Option Price to also reflect the upgrade or improvement.

      C. Lessee's purchase of the Equipment shall be on an AS-IS, WHERE-IS basis without recourse or warranty of any kind from Lessor.

5. ARTICLE 2A NOTICE: IN ACCORDANCE WITH THE REQUIREMENTS OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE APPLICABLE STATE, LESSOR HEREBY MAKES THE FOLLOWING DISCLOSURES TO LESSEE PRIOR TO EXECUTION OF THE LEASE, (A) THE PERSON(S) SUPPLYING THE EQUIPMENT IS REFERENCED IN SECTION 1 ABOVE (THE "SUPPLIER(S)"), (B) LESSEE IS ENTITLED TO THE PROMISES AND WARRANTIES, INCLUDING THOSE OF ANY THIRD PARTY, PROVIDED TO THE LESSOR BY THE SUPPLIER, WHICH IS SUPPLYING THE EQUIPMENT IN CONNECTION WITH OR AS PART OF THE CONTRACT BY WHICH LESSOR ACQUIRED THE EQUIPMENT AND (C) WITH RESPECT TO SUCH EQUIPMENT, LESSEE MAY COMMUNICATE WITH SUPPLIER(S) AND RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF SUCH PROMISES AND WARRANTIES, INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF THEM OR OF REMEDIES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE IN ARTICLE 2A AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY LIMIT OR MODIFY ANY OF LESSOR'S RIGHTS OR REMEDIES UNDER THE DEFAULT AND REMEDIES SECTION OF THE AGREEMENT.

6. STIPULATED LOSS TABLE (Applies to Non-GE Equipment): The Stipulated Loss Value for any unit of non-GE Equipment shall be the Lessor's capitalized cost of such unit (as referenced in the Stipulated Loss Table to be delivered by Lessor to Lessee) multiplied by the appropriate percentage derived from a Stipulated Loss Table. In the event that the Lease is for any reason extended, then the last percentage figure shown in the Stipulated Loss Table shall control throughout any such extended term.

7. Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof and (iii) Lessee has reviewed and approves of the purchase documents for the Equipment, if any.

8. Any modified or additional terms and conditions of this Schedule are set forth in the following attachments to this Schedule: Stipulated Loss Table, Purchase Order Assignment, Progress Payment Addendum.

9. Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect.

LESSOR:

General Electric Capital Corporation


By:  /s/ P. MCMAHON
     -------------------------------------
Name:  P. McMahon
      ------------------------------------
Title:  Duly Authorized Signatory


LESSEE:

The Sagemark Companies LTD.


By:  /s/ THEODORE SHAPIRO
     -------------------------------------
Name:  Theodore Shapiro
      ------------------------------------
Title:  President & CEO
       -----------------------------------

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